iShares®
iShares Trust
Supplement dated March 24, 2026
to the currently effective Summary Prospectus, Prospectus and Statement of Additional Information (“SAI”) for the iShares Large Cap Accelerated Outcome ETF (TWOX), iShares Large Cap 10% Target Buffer Mar ETF (TENM) and iShares Large Cap Max Buffer Mar ETF (MMAX) (each, a “Fund”)
As described in the Fund’s Prospectus, Summary Prospectus and SAI, each Fund seeks to provide certain outcomes for an investment held over an entire Outcome Period. Capitalized terms have the meanings ascribed to them in each Fund’s Prospectus and SAI.
The table below shows an estimated range for the Approximate Cap for each Fund’s upcoming Outcome Period as estimated by the Fund’s investment adviser using information available as of the date of this supplement. The estimate is unaudited, subject to certain limitations and subject to change, and each Fund is under no obligation to, and does not expect to, update the estimate. The final Approximate Cap for the upcoming Outcome Period, which may be more or less than the estimated ranges, will be included in a supplement filing following the close of business on the last business day of the current Outcome Period.

Fund (Ticker)	Upcoming Outcome Period	Estimated Approximate Cap Range

iShares Large Cap Accelerated Outcome ETF (TWOX)	Apr. 1, 2026 to Jun. 30, 2026	6.70% - 9.20% (gross of management fee) 6.57% - 9.07% (net of management fee)

iShares Large Cap 10% Target Buffer Mar ETF (TENM)	Apr. 1, 2026 to Mar. 31, 2027	16.75% - 19.25% (gross of management fee) 16.25% - 18.75% (net of management fee)

iShares Large Cap Max Buffer Mar ETF (MMAX)	Apr. 1, 2026 to Mar. 31, 2027	6.80% - 7.90% (gross of management fee) 6.30% - 7.40% (net of management fee)
If you have any questions, please call 1‑800‑iShares (1‑800‑474‑2737).

iShares® is a registered trademark of BlackRock Fund Advisors and its affiliates.
IS‑A‑iCap‑0326

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